SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                  March 7, 2001
                               -------------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                            Changes since last report
                           ---------------------------
             (Former name or address, if changed since last report)

                                      None
                   ------------------------------------------

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

Item 5.  Other Events.


FOR IMMEDIATE RELEASE

Contact
Brigid M. Smith, Assistant Vice President
Corporate Communications
(203) 614-5042
bsmith@czn.com


                    ELECTRIC LIGHTWAVE REPORTS 2000 YEAR-END
                      AND FOURTH-QUARTER FINANCIAL RESULTS


March 7, 2001 - Electric Lightwave, Inc. (NASDAQ:ELIX) today reported financial results for the year-end and fourth-quarter ended December 31, 2000.

Total revenue for 2000 was $244 million, 30 percent above revenue of $187 million in 1999. EBITDA for 2000 was $1.8 million, compared to a $57.6 million loss for 1999, an improvement of $59.4 million. The net loss for 2000 was $136.5 million, or a $2.70 loss per share, compared to a net loss of $133.5 million or a $2.68 loss per share for 1999.

Revenue for the fourth quarter of 2000 was $63 million, up 16 percent from $54.1 million during the comparable period last year. Fourth-quarter 2000 EBITDA was $5.1 million, compared to a $9.2 million EBITDA loss for the prior year period.

"We continue to work toward an appropriate balance between growth of revenue and margin expansion," said Rudy J. Graf, chief executive officer of Electric
Lightwave. "Our results for the year demonstrate our progress toward this end."

About Electric Lightwave, Inc.
-----------------------------
Electric  Lightwave,  Inc.  is a  facilities-based  competitive  local  exchange carrier  providing  Internet,  data,  voice and  dedicated  access  services  to communications-intensive  businesses  and the  growing  e-commerce  market.  The company owns and operates  high-speed  fiber optic  networks  that  interconnect major  markets in the West and  operates a leading  national  Internet  and data network. The company is 85 percent owned by Citizens Communications  (NYSE:CZN).
More  information about  Electric Lightwave, Inc. may  be found at www.elix.net.
This press release contains forward-looking statements that are subject to risks and  uncertainties  that could cause actual  results to differ  materially  from those expressed or implied in the statements. All forward-looking statements are only  predictions  or statements of current plans,  which are  constantly  under review by Electric Lightwave (the Company).  All forward-looking  statements may differ from  actual  future  results due to, but not limited to,  changes in the local and overall  economy,  the nature and pace of technological  changes,  the number and  effectiveness  of competitors in the Company's  markets,  success in overall  strategy,  changes  in legal  and  regulatory  policy,  relations  with
Incumbent Local Exchange  Carriers (ILECs) and their ability to provide delivery of  services  including  interoffice  trunking,  implementation  of back  office service delivery  systems,  the Company's ability to identify future markets and successfully  expand existing ones and the mix of products and services  offered in the Company's target markets. Readers should consider these important factors in evaluating  any statement  contained  herein and/or made by the Company or on its behalf.  The Company has no obligation  to update or revise  forward-looking statements to reflect the occurrence of future events or circumstances.


                                 (tables follow)

                            Electric Lightwave, Inc.
                            Statements of Operations
                    (In thousands, except per share amounts)

                                                                                       Three Months Ended
                                                                    12/31/2000             09/30/2000             12/31/1999
                                                              -------------------    -------------------    -------------------
Revenue:
     Network Services                                                     $ 22,633               $ 21,627               $ 15,818
     Local Telephone Services                                               23,231                 25,187                 22,370
     Long Distance Services                                                  3,728                  3,728                  4,111
     Data Services                                                          13,377                 13,068                 11,796
                                                                -------------------    -------------------    -------------------
               Total Revenues                                               62,969                 63,610                 54,095
                                                                -------------------    -------------------    -------------------

Operating Expenses:
     Network Access                                                         17,294                 17,821                 16,303
     Operations                                                             14,245                 13,473                 11,823
     Selling, General and Administrative                                    26,317                 27,540                 35,168
     Depreciation and Amortization                                          17,882                 16,306                 11,554
                                                                -------------------    -------------------    -------------------
               Total Operating Expenses                                     75,738                 75,140                 74,848
                                                                -------------------    -------------------    -------------------

Loss from Operations                                                       (12,769)               (11,530)               (20,753)

Interest Expense and Other                                                  21,544                 20,603                 14,312
                                                                -------------------    -------------------    -------------------

     Net Loss Before Income Taxes                                          (34,313)               (32,133)               (35,065)

Income Tax Expense                                                            (540)                   459                    (49)
                                                                -------------------    -------------------    -------------------

     Net Loss                                                            $ (33,773)             $ (32,592)             $ (35,016)
                                                                ===================    ===================    ===================

     EBITDA                                                                $ 5,113                $ 4,776               $ (9,199)
                                                                ===================    ===================    ===================

Weighted average shares outstanding                                         50,704                 50,606                 50,029

Net Loss Per Common Share:
     Basic                                                                 $ (0.67)               $ (0.64)               $ (0.70)
     Diluted                                                               $ (0.67)               $ (0.64)               $ (0.70)

                            Electric Lightwave, Inc.
                            Statements of Operations
                    (In thousands, except per share amounts)

                                                                                             Twelve Months Ended
                                                                                      12/31/2000             12/31/1999
                                                                                  --------------------   --------------------
 Revenue:
     Network Services                                                                        $ 77,437               $ 53,249
     Local Telephone Services                                                                  98,643                 77,591
     Long Distance Services                                                                    16,318                 26,698
     Data Services                                                                             51,579                 29,470
                                                                                   --------------------   --------------------
               Total Revenues                                                                 243,977                187,008
                                                                                   --------------------   --------------------

Operating Expenses:
     Network Access                                                                            74,105                 79,948
     Operations                                                                                52,740                 41,222
     Selling, General and Administrative                                                      115,345                123,399
     Depreciation and Amortization                                                             61,663                 36,505
                                                                                   --------------------   --------------------
               Total Operating Expenses                                                       303,853                281,074
                                                                                  --------------------   --------------------

Loss from Operations                                                                          (59,876)               (94,066)

Interest Expense and Other                                                                     76,186                 38,583
                                                                                  --------------------   --------------------

     Net Loss Before Income Taxes                                                            (136,062)              (132,649)

Income Tax Expense                                                                                400                    898
                                                                                  --------------------   --------------------

     Net Loss                                                                              $ (136,462)            $ (133,547)
                                                                                  ====================   ====================

     EBITDA                                                                                   $ 1,787              $ (57,561)
                                                                                  ====================   ====================

Weighted average shares outstanding                                                            50,484                 49,893


Net Loss Per Common Share:
     Basic                                                                                    $ (2.70)               $ (2.68)
     Diluted                                                                                  $ (2.70)               $ (2.68)



                            Electric Lightwave, Inc.
                       Selected Financial & Operating Data
                 (In thousands, except selected operating data)


                                                           12/31/2000                 09/30/2000                12/31/1999
                                                       --------------------       -------------------       --------------------

Selected Financial Data
Gross Property, Plant & Equipment
    Owned or under capital lease                                 $ 978,327                 $ 962,454                  $ 771,947
    Under operating lease (1)                                    $ 108,541                 $ 108,541                  $ 108,541
                                                       --------------------       -------------------       --------------------
              Total                                            $ 1,086,868               $ 1,070,995                  $ 880,488

Selected Operating Data
Markets                                                                 25                        25                         25
Route Miles (2)                                                      5,924                     5,921                      4,052
Fiber Miles (2)                                                    297,284                   297,208                    214,864
Buildings Connected On-Net                                             851                       850                        824
Switches and Routers:
              Internet Routers                                          65                        65                         42
              ATM Switches                                              23                        23                         23
              Frame Relay Switches                                      32                        32                         32
              Voice Switches                                             8                         8                          8
Access Line Equivalents                                            200,231                   203,911                    161,555
Access Line Equivalents/Voice Switch                                25,029                    25,489                     20,194
% on Switch                                                            96%                       92%                        97%
Employees                                                            1,161                     1,156                      1,167
Customers                                                            2,401                     2,339                      2,147

(1) Facilities under an operating lease agreement under which we have the option to purchase the facilites at the end of the lease term.
(2) Route and Fiber miles also include those to which we have exclusive use pursuant to license and lease arrangements.


                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Robert J. Larson
                           -----------------------------
                             Robert J. Larson
                             Chief Accounting Officer



Date:     March 8, 2001